1 Transaction Highlights July 12, 2011 Exhibit 99.1

Safe Harbor Language
Forward-Looking Statements
Information provided and statements contained in this conference call that are not purely historical, such as statements regarding the timing and impact of MedQuist’s potential acquisition of M*Modal, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the
Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this conference call and MedQuist Holdings Inc. assumes no obligation to update the information included in this conference call. Statements made in this conference call that are forward-looking in nature may involve risks and uncertainties. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, specific factors discussed herein and in other communications and public filings made by MedQuist Holdings Inc. (including filings by
MedQuist Holdings Inc. with the SEC). Although MedQuist Holdings believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Unless otherwise required by law, MedQuist
Holdings also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this conference call.

Agenda
M*Modal transaction overview and strategic discussion
Vern Davenport, Chairman and Chief Executive Officer
Transaction financial implications and related filings
Tony James, Chief Financial Officer
Q&A

M*Modal Overview
Speech Understanding™ integrated into workflows of leading information systems
Outstanding customer network built over decade with longstanding relationships
Platform flexibility permits solutions tailored to needs of each partner
Creates essential foundation for delivering comprehensive meaningful information across systems
Software as a Service (SaaS) business model
More than 150,000 U.S. physicians using M*Modal solutions
Developer and owner of all technologies to transform narrative into clinical intelligence
Over 30 patents and patent applications around fact extraction, adaptive NLP, reconciliation of health information, learning from user behavior, and speech processing in the cloud
140+ patent licenses in speech recognition and understanding

Combination of Market Leaders
Strong patent and technology
portfolio
Scalable cloud-based services
Recurring SaaS revenue model
Prestigious customer base
Ecosystem of business partners
Large team of speech & language
scientists and software engineers
Highly innovative and agile
Serving 2,400+ hospitals, clinics, and
physician practices throughout the
U.S., Canada, Australia and the UK
Extensive customer-facing capability
Strong end-to-end workflow
Proven EHR integration
Deep domain expertise in healthcare
High customer retention
Financial stability

Transaction Benefits
Ownership of speech and Natural Language Understanding technologies
Facilitates consolidation to a single speech recognition platform
Accelerates M*Modal’s technology roadmap
Broader product offering to local and regional transcription partners
Leverages M*Modal’s cloud-based services to enhance gross margins
Operational
Existing products provide for tighter EHR integration
Technology pipeline enables new growth opportunities
Leverages core transcription business
Further differentiation within the HCIT market
Enables opportunities for greater penetration of the in-house transcription market segment
Strategic
Financial
Total consideration of $130 million
Stronger future revenue growth, enhanced margins and meaningful cost synergies
Projected increase of Company’s annualized Adjusted EBITDA run-rate
Approximately $20 million by year end 2012
Expected to be modestly accretive to Adjusted Net Income per diluted share in the second half of 2011

Transaction Summary
$101.2M of consideration at closing
$48.4M cash / $52.8M stock
4.1 million shares valued at $12.76/share on trailing 10-day average closing price
Subject to typical working capital and cash adjustments
$28.8M in installments paid over 3 years
Financing cash consideration from available cash
Amended credit agreements to improve senior and subordinated lender covenants
Expected closing by the end of Q3 2011, subject to
HSR review

Financial Profile
Recurring revenue model provides excellent visibility
Current revenue run rate of $24 million, including
amounts billed to MedQuist
Experiencing rapid revenue growth: 57% in 2010
Attractive gross margins support ongoing technology
investment
Strong operating profit margins: over 30% in 2010

Compelling Financial Rationale
Modest accretion to Adjusted Net
Income per share for 2011*
Expect approximately $20M
annualized Adjusted EBITDA run
rate by year end 2012
Attractive Adjusted EBITDA
multiple for a technology
transaction
Restructuring and integration
costs associated with the
transaction of approximately $10M
Restructuring costs associated
with exits of Chairman and
President/CEO of approximately
$3M
Termination of existing LTIP plan
and replacement with restricted
stock plan of 698K shares
Acceleration of amortization of
certain prepaid licensing fees of
approximately $12M
Projected Contribution Related 8K Filing
* Based on expected 58 million diluted shares

Expanded Growth Opportunity
Create additional value for existing customers
Enhance value proposition to further penetrate
in-house transcription market segment
Integrated offering is expected to increase MedQuist
win-rates for new customers
New products and services available as a result of
new company
Enter new market segments such as financial,
analytics and payer

Non-GAAP Financial Definitions
Non-GAAP Financial Measures
We have provided the Company's Adjusted EBITDA, a non-GAAP financial measure, on a forward-looking basis in this document. We are unable to present a quantitative reconciliation of this forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measure because management cannot predict, with sufficient reliability, contingencies relating to potential changes in tax valuation allowances, potential changes to customer accommodation accruals, potential restructuring impacts, contingencies related to past and future acquisitions, and changes in fair values of our derivative instruments, all of which are difficult to estimate primarily due to dependencies on future events.
Adjusted EBITDA
Adjusted EBITDA, a non-GAAP financial measure, is defined by the Company as Net Income excluding taxes, interest, equity in income of an affiliated company, depreciation, amortization, cost of legal proceedings and settlements, acquisition related charges, restructuring charges, stock compensation, amortization of certain prepaid licensing fees and certain non-
recurring accrual reversals.
Adjusted Net Income
Adjusted Net Income, a non-GAAP financial measure, is defined by the Company as Adjusted EBITDA less depreciation, amortization expense for capitalized intangible assets (excluding acquired intangibles), less interest expense (net of non-
cash interest), and less current tax provision. We measure Adjusted Net Income based on diluted shares outstanding (see below). Management believes that utilization of Adjusted Net Income is an important non-GAAP financial measure of our normalized operating results.
Diluted Shares Outstanding
For purposes of evaluating our results on per-share metrics, many of our computations utilize proforma diluted share computations.  Our measure of proforma diluted shares include our Basic and Diluted share computations utilized for GAAP purposes, plus the impacts of minority interest shares outstanding, shares to be issued to another minority shareholder, restricted inducement shares to be granted to certain of M*Modal’s continuing employees, restricted shares issued to the
Company’s Chairman and Chief Executive Offer and restricted stock awards associated with the termination of MedQuist
Inc.’s long-term incentive plan.

12 Q & A